UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 5, 2020

Adhera Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-13789	11-2658569
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

P.O. Box 2161 Wake Forest, North Carolina	27588
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	919-518-3748

4721 Emperor Boulevard, Suite 350, Durham, North Carolina 27703

Former name or former address, if changed since last report

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol	Name of each exchange on which registered
—	—	—

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01 Entry into a Material Definitive Agreement.

On February 5, 2020, Adhera Therapeutics, Inc. (the “Company”) entered into a Securities Purchase Agreement with the investor parties thereto (collectively, the “Investors”) pursuant to which the Investors agreed to purchase: (i) original issue discount unsecured Convertible Promissory Notes (the “Notes”), issued at a 10% original issue discount, for a total purchase price of $499,950, and (ii) warrants to purchase up to such number of shares of the common stock of the Company (“Common Stock”) as is equal to the product obtained by multiplying 1.75 by the quotient obtained by dividing (A) the principal amount of the Notes by (B) the then applicable conversion price of the Notes (the “Warrants”; and the foregoing offering of securities being referred to as the “Offering”).

The Company, which terminated its business operations and associated personnel in December 2019 as described in the Current Report on Form 8-K that the Company filed with the Securities and Exchange Commission on December 17, 2019, intends to use the proceeds of the Offering to continue its efforts to restructure the Company and to identify potential strategic transactions to enhance the value of the Company and its assets as such opportunities arise.

Pursuant to the Notes, the Company promises to pay the principal sum of the Notes to the respective Investor, or its permitted assigns (the “Holder”), on the date that is the six (6) month anniversary of the original issue date, or August 5, 2020 (the “Maturity Date”), or such earlier date as the Note is required or permitted to be repaid as provided thereunder, and to pay interest to the Holder on the aggregate unconverted and then outstanding principal amount of the Note in accordance with the provisions thereof. Interest shall accrue to the Holders on the aggregate unconverted and then outstanding principal amount of the Notes at the rate of 10% per annum, calculated on the basis of a 360-day year and shall accrue daily commencing on the original issue date until payment in full of the outstanding principal (or conversion to the extent applicable), together with all accrued and unpaid interest, liquidated damages and other amounts which may become due thereunder, has been made.

On or after May 5, 2020 until the Notes are no longer outstanding, the Notes shall be convertible, in whole or in part, at any time, and from time to time, into shares of Common Stock at the option of the noteholder. The conversion price shall be the lower of: (i) $0.50 per share of Common Stock and (ii) 70% of the volume weighted average price of the Common Stock on the trading market on which the Common Stock is then listed or quoted for trading for the prior ten (10) trading days (as adjusted for stock splits, stock combinations and similar events); provided, that if the Notes are not prepaid on or before May 5, 2020, then the conversion price shall be the lower of (x) 60% of the conversion price as calculated above or (y) $0.05 (as adjusted for stock splits, stock combinations and similar events). The conversion price of the Notes shall also be adjusted as a result of subsequent equity sales by the Company, with customary exceptions.

The exercise price of the Warrants shall be equal to the conversion price of the Notes, provided, that on the date that the Notes are no longer outstanding, the exercise price shall be fixed at the conversion price of the Notes on such date, with the exercise price of the Warrants thereafter (and the number of shares of Common Stock issuable upon the exercise thereof) being subject to adjustment as set forth in the Warrants.

Maxim Group LLC (“Maxim”) served as placement agent in connection with the Offering. The Company intends to pay a placement fee to Maxim equal to 10% of the aggregate gross proceeds raised in the Offering.

Copies of the Securities Purchase Agreement, the form of Note and the form of Warrant in connection with the Offering are attached hereto as Exhibits 10.1, 4.1 and 4.2, respectively, and are incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosures set forth under Item 1.01 relating to the issuance of the Notes are hereby incorporated by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosures set forth under Item 1.01 relating to the issuance of the Notes and the Warrants are hereby incorporated by reference. The issuance of the Notes and the Warrants pursuant to the Offering was made in reliance upon the exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(a)(2) of the Securities Act and/or Rule 506(b) of Regulation D promulgated thereunder.

Item 8.01 Other Matters.

The Company has terminated its lease with respect to the office space located at 4721 Emperor Boulevard, Suite 350, Durham, North Carolina 27703, and has moved out of such office space. The Company’s current mailing address is PO Box 2161, Wake Forest, North Carolina 27588, and its current phone number is 919-518-3748. The Company does not currently maintain any office space or other facilities.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

4.1	Form of Convertible Promissory Note.
4.2	Form of Common Stock Purchase Warrant.
10.1	Securities Purchase Agreement dated as of February 5, 2020 between Adhera Therapeutics, Inc. and the purchasers identified on the signature pages thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADHERA THERAPEUTICS, INC.

February 11, 2020	By:	/s/ Nancy R. Phelan
	Name:	Nancy R. Phelan
	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

4.1	Form of Convertible Promissory Note.
4.2	Form of Common Stock Purchase Warrant.
10.1	Securities Purchase Agreement dated as of February 5, 2020 between Adhera Therapeutics, Inc. and the purchasers identified on the signature pages thereto.